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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                November 10, 2006



                                 PERRIGO COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)


   MICHIGAN                           0-19725                     38-2799573
---------------                     ------------              -----------------
(State of other                     (Commission                (IRS Employer
Jurisdiction of                     File Number)                Identification
Incorporation)                                                  No.)

515 Eastern Avenue, Allegan, Michigan                   49010
------------------------------------------           ----------
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (269) 673-8451
                                                     --------------



                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

         Joseph C. Papa, the Company's President and CEO, was elected to the Board of Directors of the Company by the directors of the Company at their meeting on November 10, 2006, following the Annual Meeting of Shareholders.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERRIGO COMPANY
                                        (Registrant)



                                        By: /s/ Todd W. Kingma
                                           -------------------------------------
Dated:  November 10, 2006                   Todd W. Kingma
                                            Senior Vice President, Secretary and
                                            General Counsel